Q4 2021 Next Generation Immunotherapies. Overcoming Cancer.  Exhibit 99.2

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. F-star undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. In some cases, you can identify forward-looking statements by terminology such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, those provided in F-star’s reports to the SEC. Risks and uncertainties related to F-star that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to F-star’s status as a clinical stage immuno-oncology company and its need for substantial additional funding in order to complete the development and commercialization of its product candidates, that F-star may experience delays in completing, or ultimately be unable to complete, the development and commercialization of its product candidates, that F-star’s clinical trials may fail to adequately demonstrate the safety and efficacy of its product candidates, that preclinical drug development is uncertain, and some of F-star’s product candidates may never advance to clinical trials, that results of preclinical studies and early stage clinical trials may not be predictive of the results of later stage clinical trials, that F-star relies on patents and other intellectual property rights to protect its product candidates, and the enforcement, defense and maintenance of such rights may be challenging and costly, and that F-star faces significant competition in its drug discovery and development efforts. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in F-star’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this communication are based on information available to F-star as of the date of this communication. F-star does not assume any obligation to update such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Cautionary Note Regarding Forward-Looking Statements

CONFIDENTIAL Three Key Pillars for Success Validated, patent protected bispecific antibody platform Platform Combining clinically proven targets Pathway Biomarker driven patient selection Patient

Partnerships Developing next generation immunotherapies to transform the lives of patients with cancer Key Financial Highlights* NASDAQ: FSTX Headquarters: Cambridge, UK & Cambridge, US Common Shares Outstanding: 20.6M Cash: $71.0M Working on today’s ‘hot’ IO targets, LAG-3 & CD137 (4-1BB) *as of 30th September 2021 F-star at a Glance

A Year of Delivery

Pipeline: Significant Progress on Clinical Programs Bringing Potential New Treatment Options to Patients

- Progression of FS118 Phase 2 POC CPI resistant trial and CPI naïve trial
- Progression of FS120 & FS222 in Phase 1 trials
- Progression of SB 11285 in Phase 1 trial

Platform: Validated through Publications & Pharma Deals

- Clinical demonstration of unique bispecific mechanism eg LAG-3 cleavage
- Platform validation and monetization through large pharma partnerships with Janssen, AZ and Merck KGaA

Patents: Intellectual Property

- Strengthening our position as the only company able to leverage Fc antigen binding through US and European Composition of Matter grants

Financing: Transformation to Strong Public Company

- Unlocking greater potential through NASDAQ listing with average pricing target of ~$30
- Strong financial position

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Experienced Management Team Successful, experienced team with 20 approved drugs Three decades experience in the pharmaceutical and biotechnology industries Senior leadership roles  in drug development Eliot Forster CEO, PhD MBA Medical oncologist with 25+ years' experience in clinical research in Europe and US Experience in registrational studies, registration strategy and drug approval  Louis Kayitalire  CMO, MD 20+ years' experience in antibody engineering and drug discovery  Advanced novel platforms from inception to clinical proof of concept in oncology Neil Brewis CSO, PhD DSc 25+ years leading financial operations in public and private companies Proven track record in finance strategy, capital raising, M&A and strategic partnerships Darlene Deptula-Hicks CFO, MBA

Unique Bispecific Structure Natural human antibody format with only 15-20 amino acid substitutions Easy to make and well tolerated to date 2 natural binding sites 2 new Fc antigen binding (Fcab) sites FcR null for improved safety potential Tetravalency Drives Differentiated MoA Crosslinking: Potent tetravalent binding (avidity) bringing cells together Clustering: Fcabs drive potent immune cell activation Conditionality: Strong localized antitumor effect Differentiated Bispecific Platform

CONFIDENTIAL Advantages Over Other Approaches F-star mAb2 Traditional Antibody and Combinations Heterodimeric Bispecific Antibody Alternative Scaffold Bispecific Fragment Bispecific incl BITEs Tetravalent crosslinking Conditionality Potent, efficient clustering IgG-like structure 2 natural binding sites 2 new Fc antigen binding (Fcab) sites FcR null

Patent portfolio leveraged for BD Licensed to Denali, Janssen & Merck KGaA Only company able to leverage the potency of Fc antigen binding Strong Intellectual Property Estate Pipeline Products FS118:  Composition of matter until at least 2037  Dosing regimes and patient selection pending  FS120: Composition of matter until at least 2039 pending FS222: Composition of matter until at least 2039 pending SB 11285: Composition of matter until at least 2037  Platform Protection 500+ granted and pending patents

Proprietary and Partnered Pipeline

Program	Targets (Mechanism of action)	Opportunity	Preclinical	Phase 1	Phase 2	Phase 3
FS118	**LAG-3/PD-L1** (Dual inhibitor)	Rescuing CPI treatment failures				
		Improving outcomes in CPI naïve			INITIATING	
FS222	**CD137/PD-L1** (Stimulator/inhibitor)	Improving outcomes in PD-L1 low tumors				
FS120	**OX40/CD137** (Dual stimulator)	Improving CPI and chemotherapy outcomes				
SB 11285	**STING pathway** (Stimulator)	Improving CPI outcomes				
Preclinical programs	**Undisclosed**	Addressing unmet need				

Program	Partner	Preclinical	Early Clinical	Late Clinical
Blood Brain Barrier Programs	DENALI		DNL310	
Multiple Immuno-oncology Programs	**Merck KGaA, Darmstadt**			
STING Inhibitor	AstraZeneca			
Multiple Next Generation Bispecifics	janssen			

Potential Partnership Value
Over $2.2B

CPI = Checkpoint Inhibitor

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Four Differentiated Clinical Programs

Tetravalent Bispecific mAb²

Cyclic Dinucleotide

FS118

Rescuing CPI-treatment failures & improving outcomes in CPI naïve

LAG-3/PD-L1 DUAL INHIBITOR

- PoC trial in head & neck PD-1 acquired resistance patients
- CPI-naïve NSCLC & DLBCL trial
- Differentiated patient selection biomarker strategy



FS222

Improving outcomes in PD-L1 low tumors

CD137(4-1BB) STIMULATOR/PD-L1 INHIBITOR

- Phase 1 trial in solid tumors
- Differentiated patient selection biomarker strategy



FS120

Improving CPI and chemotherapy outcomes

CONDITIONAL OX40/CD137 (4-1BB) DUAL STIMULATOR

- Phase 1 trial in solid tumors
- MSD clinical supply agreement in place for pembrolizumab



SB 11285

Improving CPI outcomes

2ND GENERATION STING AGONIST

- Monotherapy and PD-L1 (atezo) combination trial
- Dose escalation and pursuing strategic business development opportunities



CPI = Checkpoint Inhibitor

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Near Term Expected Clinical Data Milestones Financed for Multiple Clinical Milestones H2 2021 H1 2022 H2 2022 H2 2023 H1 2023 FS222 FS120 SB 11285 FS118 Business Development Additional Ph 1 data Ph 1a/b including Tecentriq combination update Update on dose escalation Safety, biomarker and preliminary efficacy data Safety update to support initiation of PK/PD expansion cohorts Update on accelerated dose titration Safety & biomarker update & initiation of Keytruda cohorts Agreement with MSD for supply of Keytruda Initial safety data from Ph 1 combinations Preliminary data from Ph 2 PoC trial in PD-(L)1 acquired resistance patients Initial data from DLBCL CPI-naïve trial Completion of PoC trial Licence agreement with AstraZeneca Completed Estimated readout Initial data from NSCLC CPI-naïve trial Licence agreement with Janssen

FS118 Rescuing CPI-treatment failures & improving outcomes in CPI naïve LAG-3 PD-L1

FS118: Profound Immune Activation through LAG-3 Shedding LAG-3 PD-L1 T cell Human PBMC cell assay PD-L1+ Tumor cell PD-L1 driven LAG-3 shedding & removal of LAG-3 from cell surface FS118 Phase 1 data: Soluble LAG-3 in serum

FS118 Clinical Strategy - Building Opportunity CPI = Checkpoint Inhibitor CPI resistant Rationale Benefits Value Superior to PD-1 alone CPI-naïve, PD-1 sensitive tumors Rescuing PD-1 treatment failures Acquired resistance Avoiding PD-1 resistance by preventing LAG-3 upregulation while inhibiting PD-L1 Overcoming PD-1 resistance by inducing LAG-3 shedding while inhibiting PD-L1 Market expansion (NSCLC & DLBCL) Potential for fast registration path (H&N) CPI naïve

FS118 Clinical Development Plan

Post PD-(L)1

Ph I: First in Human

- Monotherapy dose escalation
- Complete
- *n* = 43 — Heavily pre-treated all comers
- Safety, RP2D, Biomarkers

Confidence to launch Phase 2 proof of concept trial

Key Takeaways:

- 59% DCR in PD-(L)1 acquired resistant patients
- Clinical benefit observed in tumors co-expressing LAG-3/PD-L1
- Patient with >2 years survival ongoing
- Well tolerated up to 20 mg/kg with RP2D of 10 mg/kg
- Novel anti-LAG-3 shedding mechanism

PD-1 relapsed

Ph 2: PD-1 Resistant SCCHN (Biomarker enriched)

- Proof of concept
- On-going
- *n* = ~35
- Disease Control Rate, Overall Response Rate

Patient population with unmet medical need with potential to enable a rapid registration pathway

Preliminary data Mid-2022

CPI naive

Ph 2: NSCLC & DLBCL (Biomarker enriched)

- Dose expansion
- Initiating
- *n* = 60+
- Overall Response Rate, Duration of Response

Preventing resistance in PD-1 sensitive patients

Initiating Q4 2021

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CD137 PD-L1 FS222 Improving outcomes in PD-L1 low tumors

CONFIDENTIAL Tetravalent mAb2 Activity Superior to Combination/Monotherapy Tetravalent bispecific mAb2 observed to potently synergize PD-1/PD-L1 pathway inhibition with CD137 agonism Mouse MC38 Tumor Model 1mg/kg (approx. 12 mice/group) Activity also observed in CT26 model 100% Tumor-free

FS222: Potent PD-L1 Driven CD137 Agonism



PD-L1+ Tumor cell
PD-L1
*FS222: High affinity to PD-L1 drives crosslinking. **Low** affinity (but high avidity) to CD137 avoids self-competition*
CD137
***Competitors: High** affinity to PD-L1 **and** CD137 promotes monospecific binding and less crosslinking and activation*
Immune cell

Human Primary CD8 Activation Assay
(FS222 has no hook effect)



3000
2000
1000
0
hIL-2 (pg/mL)
0.01
0.1
1
10
100
Antibody Concentration [nM]
FS222: Strong activation & no hook effect
Other Formats: Lower activation & hook effect

FS222 outperforms other bispecifics in multiple human primary immune cell assays

Ref: Lakins et al, FS222, a Tetravalent Bispecific Antibody Targeting CD137 and PD-L1, is Designed for Optimal CD137 Interactions Resulting in Potent T cell Activation Without Toxicity, AACR 2021

FS222 Phase 1 Study Design: Seamless & Adaptive

PART A

Dose escalation & PK/PD expansion

On-going

n = 50+

Safety, PK/PD, Biomarkers, Preliminary Efficacy

Confidence to proceed to indication specific expansion

PART B

Cohort expansion

Planned

n = 25+ Colorectal

n = 25+ Ovarian

n = 25+ NSCLC (biomarker selected)

n = 25+ *Not disclosed*

Overall Response Rate, Duration of Response

Proof of concept

PART C

Combination cohorts

Planned

n = TBD

Indications and combination molecules based on results from part B

Overall Response Rate, Duration of Response

Proof of concept

Updates late 2021 & H2 2022

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OX40 CD137  FS120 Improving CPI and chemotherapy outcomes

FS120: First in Class Dual Agonist with Broad Potential For Combination Tumor cell Destabilizes Tregs Treg Improving anti-tumor immune response* by “Triple Activation” Activates CD8+ and NK effector cells Increases CD4+ cell helper activity Destabilizes Tregs T cell helper activity Cytotoxic T cell activity CD4+ T cell CD8+ & NK T cell CD137 OX40 * in preclinical models FS120 + anti-PD-1 combination (CT26) FS120 + chemo combination (CT26)

FS120: Phase 1 Study Design

PART A

Monotherapy dose escalation

On-going

n = 40+

Safety, PK/PD, Biomarkers

Determination of pharmacologically active dose

Safety and biomarker update H2 2022

PART B

PD-1 combo dosing frequency and dose escalation

Planned

n = ~30

Safety, PK/PD, Biomarkers

Select FS120 dose in combination with pembrolizumab dose regimen

Initiate H2 2022

PART C

Combination dose expansion

Planned

n = 25+	NSCLC (subset)
n = 25+	Head & Neck
n = 25+	Bladder

Overall Response Rate, Duration of Response

Proof of concept

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STING agonist SB 11285 Improving CPI outcomes STING = Stimulator of Interferon Genes

SB 11285 Elicits Robust Antitumor Activity Following IV Administration



Tumor cell apoptosis & release of cancer antigens
Activation and maturation of dendritic cells
Tumor derived DNA
cGAS
cGAMP
STING
SB 11285
IRF-3
cytokines
STING
SB 11285
Tumor cell
CD8⁺ T cell & NK cell
Cytotoxic T cell activity and NK cell activation
Antigen presentation & Type I IFN secretion drives T cell priming, proliferation and infiltration

Bridging the gap between innate and adaptive immunity:

Durable antitumor responses via activation of

1. Antigen Presenting Cells (APCs)
2. Cytotoxic T cells
3. NK cells

B16 Melanoma Model



2000
1500
1000
500
0
Vehicle(I.v)
SB 11285 (I.v)
0
5
10
15
Days

SB 11285 administered IV inhibited tumor growth

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SB 11285 Phase 1 Study Design

Second generation STING agonist for intravenous administration

- Preclinical studies indicate potential advantages over intra-tumoral STING agonists
- First generation STING agonists had poor membrane permeability and weak activity

Part 1a

Monotherapy dose escalation — Complete

n = 20

Safety, Biomarkers

Confidence to initiate combination dose escalation

Part 1b

PD-L1 combo dose escalation — Complete

n = 13

Safety, Biomarkers

Confidence to continue combination dose escalation

Continued Dose Escalation

Dose escalation — On-going

n = 20+

Safety, Biomarkers, RP2D

Determination of maximum tolerated dose and biomarkers in monotherapy and PD-L1 combination

Key Takeaways:

- SB 11285 **well tolerated alone** and with **atezolizumab** across **all dose levels** to date
- Heavily pre-treated tumors with some early evidence of **disease control**
- **PK profile** aligns with expected immune cell uptake
- **Biomarker data** encourages further **dose escalation**

Additional data Mid-2022

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CONFIDENTIAL FSTX – A Stellar Investment Opportunity © 2020 F-star. All rights reserved Validation of differentiated platform & pipeline with big pharma alliances Platform Four ongoing clinical programs with multiple data readouts in next 24 months Pipeline Broad patent portfolio protecting platform & pipeline Patent Strong balance sheet and support from top-tier biotech investors Financing

CONFIDENTIAL F-star Potential Next Generation Immunotherapies

Thank you.